                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Sierra Health Services, Inc.:

     We consent to the incorporation by reference in this Registration Statement of Sierra  Health  Services,  Inc. on Form S-8 of our report  dated  January 30,
2002,  appearing in the Annual  Report on Form 10-K of Sierra  Health  Services,
Inc. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
September 20, 2002